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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 18, 1999.



                             SOVEREIGN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                    0-16533                23-2453088
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)            Ident. No.)



      1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
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           (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (610) 320-8400



                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         Attached hereto as Exhibit 99.1 and incorporated herein by reference are (i) the audited Consolidated Balance Sheets as of December 31, 1998 and 1997 and the Consolidated Statements of Operations, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996 of Sovereign Bancorp, Inc. and the related Notes thereto, (ii) the Report of Ernst & Young LLP, (iii) the Reports of KPMG LLP, (iv) the Report of PricewaterhouseCoopers LLP, (v) the Report of Arthur Andersen LLP, and (vi) Management's Discussion and Analysis of Financial Condition and Results of Operations.

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits.

                  The following exhibits are filed herewith:

                  23.1     Consent of Ernst & Young LLP.
                  23.2     Consent of KPMG LLP.
                  23.3     Consent of KPMG LLP.
                  23.4     Consent of KPMG LLP.
                  23.5     Consent of PricewaterhouseCoopers LLP.
                  23.6     Consent of Arthur Andersen LLP.
                  27.1     Financial Data Schedule.
                  99.1 (i) The audited Consolidated Balance Sheets as of December 31, 1998 and 1997 and the Consolidated Statements of Operations, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996 of Sovereign Bancorp, Inc. and the related Notes thereto; (ii) the Report of Ernst & Young LLP, (iii) the Reports of KPMG LLP, (iv) the Report of PricewaterhouseCoopers LLP, (v) the Report of Arthur Andersen LLP, and (vi) Management's Discussion and Analysis of Financial Condition and Results of Operations.
                  99.2 Underwriting Agreement, dated March 16, 1999, between Sovereign Bancorp, Inc. and Lehman Brothers Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 18, 1999                      SOVEREIGN BANCORP, INC.



                                        /s/ Dennis S. Marlo
                                        ----------------------------------
                                             Dennis S. Marlo
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

23.1         Consent of Ernst & Young LLP.
23.2         Consent of KPMG LLP.
23.3         Consent of KPMG LLP.
23.4         Consent of KPMG LLP.
23.5         Consent of PricewaterhouseCoopers LLP.
23.6         Consent of Arthur Andersen LLP.
27.1         Financial Data Schedule.
99.1         (i) The audited Consolidated Balance Sheets as of December 31,
             1998 and 1997 and the Consolidated Statements of Operations, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996 of Sovereign Bancorp, Inc. and the related Notes thereto; (ii) the Report of Ernst & Young LLP, (iii) the Reports of KPMG LLP, (iv) the Report of PricewaterhouseCoopers LLP, (v) the Report of Arthur Andersen LLP, and (vi) Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.2 Underwriting Agreement, dated March 16, 1999, between Sovereign Bancorp, Inc. and Lehman Brothers Inc.



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